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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2000








                            800 TRAVEL SYSTEMS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)




    FLORIDA                       1-13271                        59-3343338
---------------                 -----------                 -------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)




             4802 GUNN HIGHWAY
               TAMPA, FLORIDA                                     33624
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)





Registrant's Telephone Number, Including Area Code: 813-908-0404




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ITEM 5.  OTHER EVENTS.

         On June 5, 2000, 800 Travel Systems, Inc. (the "Company"), issued a press release announcing the appointment of Peter Sontag as Chief Executive Officer and the departure of Mark Mastrini. A copy of the press release is filed herewith as Exhibit 99.1and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)       Exhibits

                   See Exhibit Index attached hereto.




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               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "800 Travel," "company," "we," "our" and "us" refer to 800 Travel Systems, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including those identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              800 TRAVEL SYSTEMS, INC.


                                              By: /s/ Peter M. Sontag
                                                 ------------------------------
                                                      Peter M. Sontag
                                              Its:    Chief Executive Officer

Dated: July 7, 2000





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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER     EXHIBIT

99.1 Press Release dated June 5, 2000 announcing the appointment of Peter Sontag as Chief Executive Officer and the departure of Mark Mastrini.




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